[Image]    Scudder Small Company Value Fund Profile             [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     July 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Small Company Value Fund seeks to provide long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

     2. What Does The Fund Invest In?

     The Fund normally invests primarily (at least 90% of its assets) in the common stock of small U.S. companies. The Fund seeks to identify small, domestic companies that, in the opinion of the Fund's investment adviser, Scudder, Stevens & Clark, Inc., are selling at prices that do not reflect adequately their long-term business potential. The Fund will invest in securities of companies that are similar in size to those in the Russell 2000 Index of small stocks and maintain a median market capitalization (i.e., current stock price times shares outstanding) below $500 million.

     The Fund is actively managed using a disciplined, value-oriented investment management approach. The adviser uses a proprietary, computerized model to identify for investment small public U.S. companies selling at prices that, in the opinion of the adviser, do not reflect adequately their long-term business potential. Companies purchased for the Fund typically have attractive valuations relative to the Russell 2000 Index -- a widely used benchmark of small stock performance -- based on measures such as price to earnings, price to book value and price to cash flow ratios; and favorable trends in earnings growth rates and stock price momentum. It will not be unusual for the Fund to participate in more than one hundred small companies, representing a variety of U.S. industries.

     3. What Are The Risks Of Investing In The Fund?

     An investment in the Fund involves above-average stock market risk. Investment in undervalued stocks carries the risk that their prices may not rise to a level reflective of Scudder's valuation. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

     Other risk factors are that the value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund, and that in rising markets the types of stocks emphasized in the Fund may underperform other sectors of the stock market. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for the long-term,
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Small Company Value Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commissions to Purchase Shares (Sales Load)    None

       Commissions to Reinvest Dividends                    None

       Deferred Sales Charge                                None

       Redemption Fees Payable to the Fund                  1.00%*

       Exchange Fees Payable to the Fund                    1.00%*

       * Imposed only on redemption or exchange of shares held less than one year.

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended August 31, 1996, during which Scudder maintained the total annualized expenses of the Fund at not more than 1.50% of average daily net assets. Had Scudder not done so, total operating expenses would have been: 2.61%, including 0.75% for management fees. Scudder will continue this expense maintenance until December 31, 1997.

       Investment management fee (after waiver)                0%

       12b-1 fees                                           None

       Other expenses                                       1.50%
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       Total Fund operating expenses                        1.50%
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       Example:

       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years
       ------         -------           -------           --------

         $15            $47               $ 82              $179

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This table shows how the Fund has performed since it commenced operations on October 6, 1995, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE: Total return for year ended December 31:

     BAR CHART DATA:               1996           23.84%


                      The Fund's Average Annual Total Return
                       for the period ended June 30, 1997


                              One Year          33.66%
                              Life of Fund      27.67%


     If the adviser had not maintained the Fund's expenses, average annual total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Philip S. Fortuna, Lead Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than ten years investment research and management experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains an account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There may be a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This Fund
     Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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